UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

Hadron Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42262	33-4336458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Twin Dolphin Drive, Ste 260

Redwood City, CA 94065

(Address of principal executive offices, including zip code)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HDRN	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	HDRNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Investor Presentation

On August 12, 2026, Hadron Energy, Inc., a Delaware corporation (the “Company”) posted to the Company’s Investor Resources section of its website www.hadronenergy.com, an investor presentation containing supplemental product and operational information regarding the Company. A copy of the investor presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”).

Letter to Stockholders

On August 12, 2026, the Company posted to the Company’s Investor Resources section of its website www.hadronenergy.com, a letter to stockholders from the Company’s Founder and Chief Executive Officer, Samuel Gibson, discussing, among other things, leadership appointments, regulatory progress with the Nuclear Regulatory Commission, key milestones achieved in the first half of 2026, supply chain partnerships, and the Company’s financial position and strategic outlook. A copy of the letter is being furnished as Exhibit 99.2 to this Current Report.

The information contained in, or incorporated into, this Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2 attached hereto, are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act regardless of any general incorporation language in such filings.

This Current Report shall not be deemed an admission as to the materiality of any information in this Current Report that is being disclosed pursuant to Regulation FD.

Please refer to Exhibits 99.1 and 99.2 for a discussion of certain forward-looking statements included therein and the risks and uncertainties related thereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Item

99.1	Investor Presentation, dated August 12, 2026.

99.2	Letter to Stockholders, dated August 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hadron Energy, Inc.

Dated: August 12, 2026

	By:	/s/ Samuel Gibson
Chief Executive Officer